Exhibit 99.2


                      LEXINGTON CORPORATE PROPERTIES TRUST

                         SUPPLEMENTAL REPORTING PACKAGE

                     For the six months ended June 30, 2004




                                Table of Contents

       Income Statements..................................................     1
       Balance Sheets.....................................................     2
       Second Quarter Transaction Summary.................................     3
       First Quarter Transaction Summary..................................     4
       Property Holdings..................................................     5
       Properties by Location.............................................    14
       Lease Rollover Schedules...........................................    15
       Mortgages and Notes Payable........................................    17
       Revenue by Tenant Industry.........................................    21
       Other Revenue Data.................................................    22



                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)



                                                                          Three Months Ended             Six Months Ended
                                                                                June 30,                      June 30,
                                                                          2004            2003           2004          2003
                                                                          ----            ----           ----          ----

Gross revenues:
   Rental                                                             $    35,254    $    26,207    $    66,318    $    51,927
   Advisory fees                                                              777            181          1,727            506
   Tenant reimbursements                                                    1,348          1,226          2,873          2,333
                                                                       ----------     ----------     ----------     ----------
             Total gross revenues                                          37,379         27,614         70,918         54,766


Expense applicable to revenues:
   Depreciation and amortization                                           (9,292)        (6,847)       (17,123)       (13,167)
   Property operating                                                      (2,570)        (1,905)        (5,078)        (3,844)
General and administrative                                                 (2,549)        (2,405)        (6,023)        (4,674)
Non-operating income                                                          649            230            770            514
Interest and amortization expense                                         (12,330)        (9,517)       (21,676)       (19,112)
Debt satisfaction charges                                                      --         (7,685)            --         (7,685)
                                                                       ----------     ----------     ----------     ----------

Income (loss) before provision for income taxes, minority interests        11,287           (515)        21,788          6,798
   and equity in earnings of joint ventures
Provision for income taxes                                                   (488)            --         (1,253)            --
Minority interests                                                         (1,101)           245         (2,224)          (893)
Equity in earnings of joint ventures                                        1,717          1,397          3,521          2,742
                                                                       ----------     ----------     ----------     ----------
Income from continuing operations                                          11,415          1,127         21,832          8,647
                                                                       ----------     ----------     ----------     ----------

Discontinued operations, net of minority interest:
   Income from discontinued operations                                      1,353            672          2,910          1,456
   Impairment charge                                                         (478)            --         (2,212)            --
   Gains on sales of properties                                             2,327            684          4,065          1,143
                                                                       ----------     ----------     ----------     ----------
   Total discontinued operations                                            3,202          1,356          4,763          2,599
                                                                       ----------     ----------     ----------     ----------
Net income                                                                 14,617          2,483         26,595         11,246
Dividends attributable to preferred shares - Series B                      (1,590)          (212)        (3,180)          (212)
                                                                       ----------     ----------     ----------     ----------
Net income allocable to common shareholders                           $    13,027    $     2,271    $    23,415    $    11,034
   Depreciation and amortization                                            9,109          6,860         16,860         13,221
   Minority interests-OP Units                                              1,180           (138)         2,109          1,101
   Amortization of leasing commissions                                        183            200            365            400
   Joint venture adjustment-depreciation                                    1,559            981          2,873          1,889
   Gains on sales of properties                                            (2,327)          (684)        (4,065)        (1,143)
                                                                       ----------     ----------     ----------     ----------
Funds from operations                                                 $    22,731    $     9,490    $    41,557    $    26,502
                                                                       ==========     ==========     ==========     ==========

Rent below GAAP revenue(1)                                            $     1,218    $     1,013    $     1,749    $     2,150
                                                                       ==========     ==========     ==========     ==========

Per share/unit
   Basic net income                                                   $      0.27    $      0.07    $      0.52    $      0.35
   Diluted net income                                                 $      0.27    $      0.06    $      0.52    $      0.33
   Funds from operations(2)-basic                                     $      0.43    $      0.25    $      0.82    $      0.72
   Funds from operations(2)-diluted                                   $      0.43    $      0.25    $      0.82    $      0.72



                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)


                                                              6/30/04              12/31/03
                                                              -------              --------

Real estate, at cost                                      $   1,324,298          $   1,162,395
Accumulated depreciation                                       (171,556)              (160,623)
Investment in joint ventures                                     96,455                 69,225
Properties held for sale - discontinued operations               48,242                 36,478
Intangible assets, net                                           27,773                 14,736
Cash and cash equivalents                                       121,651                 15,923
Deferred expenses, net                                            9,222                 10,013
Accounts receivable                                               2,413                      -
Rent receivable - deferred                                       24,160                 24,069
Other assets                                                     49,788                 35,195
                                                           ------------           ------------
                                                          $   1,532,446          $   1,207,411
                                                           ============           ============

Mortgages and notes payable                               $     725,992          $     551,385
Other liabilities                                                14,459                 10,667
Prepaid rent                                                      4,173                  2,482
Minority interests                                               59,449                 59,220
Shareholders' equity                                            728,373                583,657
                                                           ------------           ------------
                                                          $   1,532,446          $   1,207,411
                                                           ============           ============

Common shares                                                48,312,044             40,682,001
Preferred shares-Series B                                     3,160,000              3,160,000
Operating partnership units                                   5,330,401              5,430,454
                                                           ------------           ------------
                                                             56,802,445             49,272,455
                                                           ============           ============


1 Equal to the difference between rents collected and straight-line rental income recognized under generally accepted accounting principles.
2 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.



                      LEXINGTON CORPORATE PROPERTIES TRUST
                       Second Quarter Transaction Summary


Investments ($000's)
                                                                                                  Average                 Scheduled
                                                              Property        Capitalized         Annual        GAAP        Lease
Tenant/Guarantor                      Location                  Type             Costs             Rent        Yield        Term
----------------                      --------                  ----             -----             ----        -----        ----
ING USA Annuity and Life              West Chester, PA         Office         $     19,400     $      2,038     10.5%       05/10
     Insurance Company(1)
Federal -Mogul Corporation            Southfield, MI           Office               12,796            1,057      8.3%       01/15
Principal Life Insurance Company      Clive, IA                Office                9,292              774      8.3%       01/12
Dana Corporation (1)                  Antioch, TN              Office               25,400            2,585     10.2%       10/21
Equant N.V. (1)                       Herndon, VA              Office               20,773            2,011      9.7%       04/15
Kirkland's, Inc.                      Jackson, TN            Industrial             15,714            1,398      8.9%       05/19
Carlson Restaurants                   Carrollton, TX           Office               19,800            1,975      9.0%       12/18
     Worldwide, Inc. (2)                                                       -----------      -----------     ----

                                                                              $    123,175     $     11,838      9.4%
                                                                               ===========      ===========     ====




Dispositions ($000's)

Tenant/Guarantor                      Location                Property          Net Sale          Net
----------------                      --------                  Type             Price         Book Value
                                                                ----             -----         ----------
The Home Depot USA, Inc.              Bethesda, MD             Retail         $      7,183    $     2,269
Comp USA, Inc.                        Reno, NV                 Retail                3,873          2,377
                                                                                -----------     ----------
                                                                              $     11,056    $     4,646
                                                                                ===========     ==========




Lease Extensions ($000's)

                                                               Property        Previous      Extended     Extension Rent
Tenant/Guarantor                      Location                  Type             Term          Term         Per Annum
----------------                      --------                  ----             ----          ----         ---------
Bally Total Fitness Corporation       Countryside, IL          Retail            6/07          6/17        $    513
Kelsey-Hayes Company                  Livonia, MI              Office            4/07          4/14             838
Kelsey-Hayes Company                  Livonia, MI              Industrial        4/07          4/14           1,124
Delray Farms, LLC                     Gainesville, GA          Retail            2/09          1/14             209
Tenneco Automotive, Inc.              Marshall, MI             Industrial        8/05          8/10             605




New Financings ($000's)

Tenant/Guarantor                      Location                     Amount          Rate               Term
----------------                      --------                     ------          ----               ----

Equant N.V. (1)                       Herndon, VA                $   12,450        5.92%              4/15
Kirkland's, Inc.                      Jackson, TN                    10,400        5.93%              5/14
Employers Reinsurance Corporation     Overland Park, KS              37,620        5.83%              5/19
Employers Reinsurance Corporation     Kansas City, MO                17,950        5.83%              5/19
Bell South Corporation(1)             Baton Rouge, LA                 6,955        4.90%             10/12
Linens-n-Things, Inc. (1)             Logan Township, NJ              7,690        4.76%              4/14
                                                                  ---------        -----
                                                                 $   93,065        5.70%
                                                                  =========        =====




Assumed Financings ($000's)

Tenant/Guarantor                        Location                    Amount          Rate              Term
----------------                        --------                    ------          ----              ----

ING USA Annuity and Life Insurance    West Chester, PA           $   11,379         6.75%              7/19
     Company(1)
Federal-Mogul Corporation             Southfield, MI                 11,629         4.55%              2/15
Dana Corporation(1)                   Antioch, TN                    14,900         7.94%             10/11
                                                                  ---------        -----
                                                                 $   37,908         6.54%
                                                                  =========        =====


1. Lexington has a 30% interest in this property.
2. Lexington currently has a $19.8 million convertible mortgage on this property with an option to acquire the property by making an additional payment of $2.2 million.



                      LEXINGTON CORPORATE PROPERTIES TRUST
                        First Quarter Transaction Summary


Acquisitions ($000's) Average

                                                                                                  Average
                                                              Property        Capitalized         Annual      Average       Lease
Tenant/Guarantor                      Location                  Type             Costs             Rent        Yield        Term
----------------                      --------                  ----             -----             ----        -----        ----
New Jersey Natural Gas Co.            Wall, NJ                 Office           $     37,563     $    3,323      8.8%      6/21
TNT Logistics North America, Inc.     Moody, AL                Industrial             11,559          1,054      9.1%      1/14
(TPG N.V.)
T-Mobile USA, Inc.                    Redmond, OR              Office                 16,485          1,552      9.4%      1/19
T-Mobile USA, Inc.                    Mission, TX              Office                 10,168            979      9.6%      6/15
The Shaw Group, Inc.                  Centennial, CO           Office                 24,977          2,418      9.7%      5/13
Baker Hughes, Inc. (4 properties)     Houston, TX              Office (3)            131,231         13,230     10.1%      9/15
                                                               Industrial (1)
Michaels Stores, Inc.(1)              New Lenox, IL            Industrial             28,651          1,892      6.6%      1/24
                                                                                 -----------      ---------     ----
                                                                                $    260,634     $   24,448      9.4%
                                                                                 ===========      =========     ====




Dispositions ($000's)

Tenant/Guarantor                      Location                Property          Net Sale          Net
----------------                      --------                  Type             Price         Book Value
                                                                ----             -----         ----------

Bally Total Fitness Corp.             DeWitt, NY               Retail         $     3,030     $   2,312
Wal-Mart Stores East, Inc.            Riverdale, GA            Retail               3,230         2,109
                                                                               ----------      --------
                                                                              $     6,260     $   4,421
                                                                               ==========      ========




Lease Extensions ($000's)

                                                               Property        Previous      Extended     Extension Rent
Tenant/Guarantor                      Location                  Type             Term          Term         Per Annum
----------------                      --------                  ----             ----          ----         ---------

Bally Total Fitness Corp.             Phoenix, AZ              Retail            6/08          12/14         $ 642




New Financings ($000's)

Tenant/Guarantor                                       Location                          Amount          Rate         Term
----------------                                       --------                          ------          ----         ----
Ryder Systems, Inc.                                    Waterloo, IA                 $      6,800        5.61%         2/13
Exel Logistics, Inc.                                   Mechanicsburg, PA                  13,870        5.73%         3/14
Fred Meyer, Inc.                                       Newport, OR                         7,000        5.03%         8/11
IKON Office Solutions, Inc.(1)                         Malvern, PA                        13,400        5.53%         1/14
Siemens Dematic Postal Automation, LP.(2)              Arlington, TX                      22,000        5.81%         2/14
TNT Logistics North America, Inc.                      Moody, AL                           7,675        4.98%         1/14
(TPG N.V.)
Michaels Stores, Inc. (1)                              New Lenox, IL                      17,400        5.51%         2/14
T-Mobile USA, Inc.                                     Mission, TX                         6,570        5.78%         6/15
T-Mobile USA, Inc.                                     Redmond, OR                        10,100        5.62%         4/14
                                                                                     -----------        -----
                                                                                    $    104,815        5.57%
                                                                                     ===========        =====




Assumed Financings ($000's)

Tenant/Guarantor                                       Location                          Amount          Rate         Term
----------------                                       --------                          ------          ----         ----
Baker Hughes, Inc.                                     Houston, TX                  $    123,642(3)      6.25%(3)      9/15
New Jersey Natural Gas Co.                             Wall, NJ                           30,036(4)      6.25%(4)      1/21
The Shaw Group, Inc.                                   Centennial, CO                     15,891         6.15%         2/13
                                                                                     -----------        -----
                                                                                    $    169,569         6.24%
                                                                                     ===========        =====

1. Lexington has a 30% interest in this property.
2. Lexington has a 25% interest in this property.
3. Face amount of debt is $110,696 with a stated rate of 8.04%.
4. Face amount of debt is $27,500 with a stated rate of 7.32%.



                                                Lexington Corporate Properties Trust
                                                   Supplemental Reporting Package
                                                          Property Holdings
                                                               6/30/04

------------------------------------------------------------------------------------------------------------------------------------
                                                                        YTD                YTD
                                                                      Base Cash          Base GAAP                         Year
                                                                      Revenue             Revenue          Square       Constructed
Property Location                   Tenant (Guarantor)                ($000)              ($000)          Footage       /Renovated
------------------------------------------------------------------------------------------------------------------------------------

Office
------

295 Chipeta Way                  Northwest Pipeline Corp.          $    4,387            $   4,387          295,000         1982
Salt Lake City, UT

10001 Richmond Avenue            Baker Hughes, Inc.                     1,336                1,983          554,385      1976/1984
Houston, TX

5200 Metcalf Avenue              Employers Reinsurance                  1,921                1,921          320,198      1980/1990/
Overland Park, KS                Corporation                                                                                2003

1600 Viceroy Drive               VarTec Telecom, Inc.                   1,722                1,743          249,452         1986
Dallas, TX

3476 Stateview Boulevard         Wells Fargo Home                       1,381                1,486          169,083         2002
Fort Mill, SC                    Mortgage (4) (5)

9950 Mayland Drive               Circuit City Stores, Inc.              1,430                1,396          288,562         1990
Richmond, VA

1415 Wyckoff Road                New Jersey Natural Gas Co. (10)        1,292                1,292          157,511         1983
Wall Township,  NJ

2750 Monroe Boulevard            Quest Diagnostics, Inc.(2)             1,167                1,277          109,281      1985/2001
Valley Forge, PA

1301 California Circle           Artesyn North America, Inc.            1,447                1,274          100,026         1985
Milpitas, CA                     (Balfour Beatty plc)

700 Oakmont Lane                 North American Van Lines, Inc.         1,146                1,258          269,715         1989
Westmont, IL                     (SIRVA, Inc.)(3)

2211 South 47th Street           Avnet, Inc.                            1,276                1,235          176,402         1997
Phoenix, AZ

13651 McLearen Road              Boeing North American                  1,305                1,222          159,664         1987
Herndon, VA                      Services, Inc.
                                 (The Boeing Company)

5600 Broken Sound Blvd           Oce Printing Systems USA, Inc.         1,006                1,123          143,290      1983/2002
Boca Raton, FL

4200 RCA Boulevard               The Wackenhut Corp.(6)                 1,080                1,083          114,518         1996
Palm Beach Gardens, FL

701 Brookfield Parkway           Verizon Wireless (7)                     965                1,033          192,884      2000/2001
Greenville, SC

19019 No. 59th Avenue            Honeywell, Inc.                        1,001                  990          252,300         1985
Glendale, AZ

401 Elm Street                   Lockheed Martin Corp.                    935                  935          126,000      1960/1988
Marlborough, MA                  (Honeywell, Inc.)

9201 Stateline                   Employers Reinsurance                    917                  917          166,641      1963/1985/
Kansas City, MO                  Corporation                                                                                2003

26210 and 26220 Enterprise       Apria Healthcare Group, Inc.             824                  896          100,012         2001
Court
Lake Forest, CA



                                                Lexington Corporate Properties Trust
                                                   Supplemental Reporting Package
                                                          Property Holdings
                                                               6/30/04

------------------------------------------------------------------------------------------------------------------------------------
                                                                        YTD                YTD
                                                                      Base Cash          Base GAAP                         Year
                                                                      Revenue             Revenue          Square       Constructed
Property Location                   Tenant (Guarantor)                ($000)              ($000)          Footage       /Renovated
------------------------------------------------------------------------------------------------------------------------------------

1600 Eberhardt Road              Nextel of Texas                          692              779           108,800        2001
Temple, TX

200 Executive Blvd. S            Hartford Fire Insurance Co.            1,083              775           153,364        1983
Southington, CT

9275 S.W. Peyton Lane            Hollywood Entertainment                  734              766           122,853      1980/1998
Wilsonville, OR                  Corp.

160 Clairemont Avenue            Allied Holdings, Inc.                    794              765           112,248        1983
Decatur, GA

10419 North 30th Street          Time Customer Service, Inc.              697              705           132,981        1986
Tampa, FL                        (Time, Inc.)

250 Rittenhouse Circle           Jones Apparel Group                      633              693           255,019        1982
Bristol, PA                      USA, Inc.
                                 (Jones Apparel Group, Inc.) (1)

400 Butler Farm Road             Nextel Communications of                 632              651           100,632        1999
Hampton, VA                      the Mid-Atlantic, Inc.
                                 (Nextel Finance Company)

2999 SW 6th St.                  Voice Stream PCS I LLC                   514              597            77,484        2004
Redmond, OR                      (T-Mobile USA, Inc.)

6455 State Hwy 303 NE            Nextel West Corporation                  484              556            60,200        2001
Bremerton, WA

13430 N. Black Canyon            Bull HN Information                      549              543           137,058      1985/1994
Freeway                          Systems, Inc.
Phoenix, AZ
                                                                          359
12645 W. Airport Road            Baker Hughes, Inc.                                        522           165,836        1997
Sugar Land, TX

180 Rittenhouse Circle           Jones Apparel Group                      445              485            96,000        1998
Bristol, PA                      USA, Inc.
                                 (Jones Apparel Group, Inc.)

3711 San Gabriel                 Voice Stream PCS II LLC                  416              453            75,016        2004
Mission, TX                      (T-Mobile USA, Inc.)

16275 Technology Drive           Cymer, Inc.                              429              444            65,755        1989
San Diego, CA                    (Hewlett-Packard)

2401 Cherahala Boulevard         Advance PCS, Inc.                        393              411            59,748        2002
Knoxville, TN

12000 Tech Center Drive          Kelsey-Hayes Company                     361              363            80,230        1988
Livonia, MI

421 Butler Farm Road             Nextel Communications of                 354              362            56,515        2000
Hampton, VA                      the Mid-Atlantic, Inc.
                                 (Nextel Finance Company)

2210 Enterprise Drive            Washington Mutual                        348              342           177,747        1998
Florence, SC                     Home Loan, Inc.



                                                Lexington Corporate Properties Trust
                                                   Supplemental Reporting Package
                                                          Property Holdings
                                                               6/30/04

------------------------------------------------------------------------------------------------------------------------------------
                                                                        YTD                YTD
                                                                      Base Cash          Base GAAP                         Year
                                                                      Revenue             Revenue          Square       Constructed
Property Location                   Tenant (Guarantor)                ($000)              ($000)          Footage       /Renovated
------------------------------------------------------------------------------------------------------------------------------------

100 Barnes Road                  Minnesota Mining and                     269              303            44,400     1978/1985
Wallingford, CT                  Manufacturing Company

1440 East 15th Street            Cox Communications, Inc.                 214              228            28,591        1988
Tucson, AZ

2529 West Thorns Drive           Baker Hughes, Inc.                       219              228            65,500      1981/1999
Houston, TX

250 Turnpike Road                Honeywell Consumer                       216              216            57,698        1984
Southborough, MA                 Products

183 Plains Road                  IKON Office Solutions, Inc.              168              168            27,360        1994
Milford, CT

26555 Northwestern Highway       Federal-Mogul Corporation                  -               11           187,163      1963/1965
Southfield, MI

1275 NW 128th Street             Principal Life Insurance                   2                2            61,180        2004
Clive, IA                        Company(12)

2300 Litton Lane                 VACANT (9)                             1,199              322            81,744        1987
Hebron, KY

3615 North 27th Avenue           VACANT                                     -                -           179,280      1960/1979
Phoenix, AZ

                                 ----------------------------------------------------------------------------------
                                 Subtotal                          $   38,742        $  39,141         6,715,326
                                 ----------------------------------------------------------------------------------

Industrial
----------
541 Perkins Jones Road           Kmart Corp.                       $    4,680        $   4,466         1,700,000        1982
Warren, OH

2425 Highway 77 North            James Hardie Building                  1,700            1,700           425,816      1996/1997
Waxahachie, TX                   Products, Inc.
                                (James Hardie Industries NV)

3501 West Avenue H               Michaels Stores, Inc.                  1,619            1,652           762,775      1998/2002
Lancaster, CA

6345 Brackbill Boulevard         Exel Logistics, Inc.                   1,018            1,126           507,000      1985/1991
Mechanicsburg, PA                (NFC plc)

8305 SE 58th Avenue              Associated Grocers of                  1,033            1,119           668,034        1976
Ocala, FL                        Florida, Inc.

159 Farley Drive                 Harbor Freight Tools                     821              906           474,473        2001
Dillon, SC                       (Central Purchasing, Inc.)

9110 Grogans Mill Road           Baker Hughes, Inc.                       878              824           275,750        1992
Houston, TX

590 Ecology Lane                 Owens Corning                            810              810           193,891        2001
Chester, SC



                                                Lexington Corporate Properties Trust
                                                   Supplemental Reporting Package
                                                          Property Holdings
                                                               6/30/04

------------------------------------------------------------------------------------------------------------------------------------
                                                                        YTD                YTD
                                                                      Base Cash          Base GAAP                         Year
                                                                      Revenue             Revenue          Square       Constructed
Property Location                   Tenant (Guarantor)                ($000)              ($000)          Footage       /Renovated
------------------------------------------------------------------------------------------------------------------------------------

4425 Purks Road                  Lear Technologies LLC                    702              683         183,717        1989/1998
Auburn Hills, MI                 (Lear Corporation)
                                 (General Motors Corp.)

6 Doughten Road                  Exel Logistics, Inc.                     743              674         330,000          1989
New Kingston, PA                 (NFC plc)

6500 Adelaide Court              Anda Pharmaceuticals, Inc.               539              603         354,676          2002
Groveport, OH                    (Andrx Corporation)

7500 Chavenelle Road             The McGraw-Hill Companies,               515              582         330,988          2002
Dubuque, IA                      Inc.

12025 Tech Center Drive          Kelsey-Hayes Company                     500              509         100,000        1987/1988
Livonia, MI

3102 Queen Palm Drive            Time Customer Service, Inc.              486              505         229,605          1986
Tampa, FL                        (Time, Inc.)

2280 Northeast Drive             Ryder Integrated                         499              502         276,480        1996/1997
Waterloo, IA                     Logistics, Inc.
                                 (Ryder Systems, Inc.)

245 Salem Church Road            Exel Logistics, Inc.                     551              500         252,000          1985
Mechanicsburg, PA                (NFC plc)

200 Arrowhead Drive              Owens Corning                            460              492         400,522          1999
Hebron, OH

3600 Southgate Drive             Sygma Network, Inc.                      467              467         149,500          2000
Danville, IL

46600 Port Street                Johnson Controls, Inc.                   441              441         134,160          1996
Plymouth, MI

1133 Poplar Creek Road           Corporate Express Office                 377              405         196,946          1998
Henderson, NC                    Products, Inc.
                                 (Buhrmann, N.V.)

Moody Commuter & Tech            TNT Logistics North                      360              360         595,346          2004
Park                             America, Inc.
Moody, AL                        (TPG N.V.)

450 Stern Street                 Johnson Controls, Inc.                   334              334         296,720          1970
Oberlin, OH

222 Tappan Drive North           The Gerstenslager Company                337              334         111,160          1996
Mansfield, OH                    (Worthington Industries)

34 East Main Street              Exel Logistics, Inc.                     360              327         179,200          1981
New Kingston, PA                 (NFC plc)

191 Arrowhead Drive              Owens Corning                            289              313         250,410          2000
Hebron, OH

904 Industrial Road              Tenneco Automotive                       298              294         195,640        1968/1972
Marshall, MI                     Operating Company, Inc.
                                (Tenneco Automotive, Inc.)



                                                Lexington Corporate Properties Trust
                                                   Supplemental Reporting Package
                                                          Property Holdings
                                                               6/30/04

------------------------------------------------------------------------------------------------------------------------------------
                                                                        YTD                YTD
                                                                      Base Cash          Base GAAP                         Year
                                                                      Revenue             Revenue          Square       Constructed
Property Location                   Tenant (Guarantor)                ($000)              ($000)          Footage       /Renovated
------------------------------------------------------------------------------------------------------------------------------------

109 Stevens Street               Unisource Worldwide, Inc.                278              294           168,800     1958/1969
Jacksonville, FL

128 Crews Drive                  Stone Container Corporation              271              285           185,961     1968/1998
Columbia, SC


1700 47th Avenue North           Owens Corning                            267              267            18,620        2003
Minneapolis, MN

7150 Exchequer Drive             Corporate Express Office                 173              184            65,043        1998
Baton Rouge, LA                  Products, Inc.
                                 (Buhrmann, N.V.)

431 Smith Lane                   Kirkland's, Inc. (11)                    182              182           771,127        2004
Jackson, TN

324 Industrial Park Road         SKF USA, Inc.                            181              181            72,868        1996
Franklin, NC

187 Spicer Drive                 Dana Corporation                         173              170           148,000     1983/1985
Gordonsville, TN

300 McCormick Road               Ameritech Services, Inc.                 128              128            20,000        1990
Columbus, OH

1601 Pratt Avenue                Tenneco Automotive                        83               82            53,600        1979
Marshall, MI                     Operating Company, Inc.
                                (Tenneco Automotive, Inc.)

3350 Miac Cove Road              Mimeo.com, Inc. (8)                       88               74           141,359        1987
Memphis, TN

                                 ----------------------------------------------------------------------------------
                                 Subtotal                          $     22,641      $  22,775          11,220,187
                                 ----------------------------------------------------------------------------------

Retail
------
2655 Shasta Way                  Fred Meyer, Inc.                  $      505        $     505           178,204        1986
Klamath Falls, OR

Fort Street Mall, King Street    Liberty House, Inc.                      482              486            85,610        1980
Honolulu, HI

150 N.E. 20th Street             Fred Meyer, Inc.                         413              413           118,179        1986
Newport, OR

6475 Dobbin Road                 Offenbacher Aquatics, Inc                 79               93            17,100        1983
Columbia, MD                     Haverty Furniture Companies,               -              316            46,724
                                 Inc.

35400 Cowan Road                 Sam's Real Estate                        376              376           102,826     1987/1997
Westland, MI                     Business Trust

12235 N. Cave Creek              Bally's Health & Tennis                  421              375            36,556        1988
Phoenix, AZ                      Corporation



                                                Lexington Corporate Properties Trust
                                                   Supplemental Reporting Package
                                                          Property Holdings
                                                               6/30/04

------------------------------------------------------------------------------------------------------------------------------------
                                                                        YTD                YTD
                                                                      Base Cash          Base GAAP                         Year
                                                                      Revenue             Revenue          Square       Constructed
Property Location                   Tenant (Guarantor)                ($000)              ($000)          Footage       /Renovated
------------------------------------------------------------------------------------------------------------------------------------


4733 Hills & Dales Road          Scandinavian Health Spa, Inc.            357              343            37,214        1987
Canton, OH                       (Bally Total Fitness Corp.)

24100 Laguna Hills Mall          Federated Department                     338              337           160,000        1974
Laguna Hills, CA                 Stores, Inc.

1160 White Horse Road            Physical Fitness Centers of              410              335            31,750        1987
Voorhees, NJ                     Philadelphia,  Inc.
                                 (Bally Total Fitness Corp.)

5917 S. La Grange Road           Bally Total Fitness Corp.                330              329            25,250        1987
Countryside, IL

4831 Whipple Avenue, N.W.        Best Buy Co., Inc.                       233              233            46,350        1995
Canton, OH

3711 Gateway Drive               Kohl's Dept. Stores, Inc.                226              231            76,164        1994
Eau Claire, WI

12535 S.E. 82nd Avenue           Toys "R" Us, Inc.                        216              212            42,842        1981
Clackamas, OR

399 Peach Wood Centre Drive      Best Buy Co., Inc.                       198              198            45,800        1996
Spartanburg, SC

18601 Alder Wood Mall            Toys "R" Us, Inc.                        199              196            43,105        1981
Boulevard
Lynwood, WA

7272 55th Street                 Circuit City Stores, Inc.                211              188            45,308        1988
Sacramento, CA

6910 S. Memorial Highway         Toys "R" Us, Inc.                        182              179            43,123        1981
Tulsa, OK

9580 Livingston Road             GFS Realty, Inc.                         136              133           107,337        1976
Oxon Hill, MD                    (Giant Food, Inc.)

2275 Browns Bridge Road          Wal-Mart Stores, Inc.                    109              109            89,199        1984
Gainesville, GA

121 South Center Street          Greyhound Lines, Inc.                    102              102            17,000        1968
Stockton, CA

2401 Wooton Parkway              GFS Realty, Inc.                         112               76            51,682        1977
Rockville, MD                    (Giant Food, Inc.)

A1 21 South                      Wal-Mart Real Estate                      73               73            56,132        1983
Jacksonville, AL                 Business Trust

2832 Chandler Mountain Road      Circuit City Stores,Inc.                  50               50             9,300        1986
Lynchburg, VA

                                 ----------------------------------------------------------------------------------
                                 Subtotal                          $      5,758      $    5,888        1,512,755
                                 ----------------------------------------------------------------------------------

                                 ----------------------------------------------------------------------------------
                                 Grand Total                       $     67,141      $   67,804       19,448,268
                                 ----------------------------------------------------------------------------------

(1) Tenant can cancel lease on 03/26/08 with 12 months notice and payment of $1,392.
(2)  Expense stop on this property is $393 per annum.
(3) Tenant can cancel lease on 11/30/13 with 12 months notice and a payment of $1,300.
(4)  Expense stop on this property is $808.
(5) Tenant has the right to contract leased space by 27,000 square feet on 01/31/08 with six months notice and a payment estimated to be $696. In addition, the tenant can cancel lease on 01/31/10 with twelve months notice and a payment estimated to be $3,968.
(6) This is a modified gross lease. An annual net operating expense for which the Company is responsible approximates $494.
(7)  Expense stop on this property is $112 per annum.
(8) Tenant occupies 35,000 square feet and is responsible for all operating expenses.
(9)  Tenant exercised termination option effective on 4/30/04.
(10) Tenant can cancel lease for uneconomic obsolescence on or after 12/22/05 and pay an amount as stipulated in lease.
(11) Tenant can cancel lease on 5/30/14 for a payment equal to the remaining 5 years rent discounted at 150 bps over the then 5 year U.S. Treasury rate.
(12) Tenant can cancel lease on 2/1/09 with twelve months notice and a payment equal to one year rent and operating costs.



                                                Lexington Corporate Properties Trust
                                                   Supplemental Reporting Package
                                                    Joint Venture Property Chart
                                                              6/30/04

------------------------------------------------------------------------------------------------------------------------------------
                                                                        YTD                YTD
                                                                      Base Cash          Base GAAP                         Year
                                                                      Revenue             Revenue          Square       Constructed
Property Location                   Tenant (Guarantor)                ($000)              ($000)          Footage       /Renovated
------------------------------------------------------------------------------------------------------------------------------------
Office
------
389-399 Interpace Highway         Aventis Pharmaceuticals, Inc      $    3,922         $   4,244            340,240         2000
Morris Corporate Center IV        (Pharma Holdings GmbH)(13)
Parsippany, NJ

17 Technology Circle              Blue Cross Blue Shield                 3,207             3,465            456,304       1999/2001
Columbia, SC                      of South Carolina Inc.(14)

100 Wood Hollow Drive             Greenpoint Mortgage                    2,116             2,432            124,600         2001
Novato, CA                        Funding, Inc. (17)(18)

6555 Sierra Drive                 True North Communications              2,005             2,125            247,254         1999
Irving, TX                        Inc.(13)

15375 Memorial Drive              Vastar Resources, Inc.(13)             1,718             1,718            327,325         1985
Houston, TX

10300 Kincaid Drive               Bank One Indiana, N.A.(13)(16)         1,592             1,644            193,000         1999
Fishers, IN

600 International Parkway         First USA Management                   1,433             1,460            125,155         1997
Lake Mary, FL                     Services, Inc.(13)(15)

550 International Parkway         First USA Management                   1,382             1,410            125,920         1999
Lake Mary, FL                     Services, Inc.(13)(15)

2000 Eastman Drive                Structural Dynamic                     1,347             1,394            212,836         1991
Milford, OH                       Research Corp.(13)

3701 Corporate Drive              Motorola, Inc.(13) (26)                1,357             1,357            119,829         2001
Farmington Hills, MI

1401 & 1501 Nolan Ryan Parkway    Siemens Dematic Postal                 1,111             1,180            233,783         2003
Arlington, TX                     Automation, L.P. (20)

14040 Park Center Road            NEC America, Inc.(13)                    935             1,012            108,000         1987
Herndon, VA

70 Valley Stream Parkway          IKON Office Solutions, Inc(17)(21)       962               997            106,855         1987
Malvern, PA

1110 Bayfield Drive               Honeywell International, Inc.(13)        767               819            166,575       1980/2002

9201 East Dry Creek Road          The Shaw Group, Inc. (17) (23)           483               734            128,500       2001/2002
Centennial, CO

4455 American Way                 Bell South Mobility, Inc. (17)           494               539             70,100         1997
Baton Rouge, LA

27027 Tourney Road                Specialty Labs(17) (22)                  499               499            187,262         2004
Santa Clarita, CA

13775 McLearen Road               Equant N.V. (17) (25)                    342               391            125,293      1984/1988/
Herndon, VA                                                                                                                 1992



                                                Lexington Corporate Properties Trust
                                                   Supplemental Reporting Package
                                                    Joint Venture Property Chart
                                                              6/30/04

------------------------------------------------------------------------------------------------------------------------------------
                                                                        YTD                YTD
                                                                      Base Cash          Base GAAP                         Year
                                                                      Revenue             Revenue          Square       Constructed
Property Location                   Tenant (Guarantor)                ($000)              ($000)          Footage       /Renovated
------------------------------------------------------------------------------------------------------------------------------------

1475 Dunwoody Drive               ING USA Annuity and Life              11               11               125,000        1998/1999
West Chester, PA                  Insurance Company (17)

6050 Dana Way                     Dana Corporation(17) (24)              -                -               677,400          1999
Antioch, TN

                                                              -----------------------------------------------------
                                  Subtotal Office                $  25,683        $  27,431             4,201,231
                                                              -----------------------------------------------------

Industrial
101 Michelin Drive                TNT Logistics North            $   1,551        $   1,614             1,164,000        1991/1993
Laurens, SC                       America, Inc.
                                  (TPG N.V.) (13)

7111 Crabb Road                   TNT Logistics North                1,039            1,081               752,000        1978/1993
Temperance, MI                    America, Inc.
                                  (TPG N.V.) (13)

121 Technology Drive              Heidelberg Web Systems,            1,005            1,039               500,500        1986/2003
Durham, NH                        Inc. (13) (19)

43955 Plymouth Oaks Boulevard     Tower Automotive Products            943              943               290,133        1996/1998
Plymouth, MI                      Company
                                  (Tower Automotive, Inc.) (17)

2400 West Haven Avenue            Michaels Stores Procurement          880              880               693,000          2004
New Lenox, IL                     Company, Inc.
                                  (Michaels Stores, Inc.)(17)

291 Park Center Drive             Kraft Foods North                    710              758               344,700          2001
Winchester, VA                    America, Inc.(13)

1109 Commerce Boulevard           Linens-n-Things, Inc. (17)           629              626               262,644          1998
Logan Township, NJ

                                                               -----------------------------------------------------
                                  Subtotal Industrial            $   6,757        $   6,941             4,006,977
                                                               -----------------------------------------------------

                                                                 $  32,440        $  34,372             8,208,208
                                                               ===================================================


(13) The Company has a 33 1/3% economic interest in this property.
(14) The Company has a 40% economic interest in this property.
(15) Cumulative expense stop on these properties is $1,264 per annum.
(16) Expense stop on this property is $768 per annum.
(17) The Company has a 30% economic interest in this property.
(18) Expense stop on this property is $922 per annum.
(19) Tenant can cancel lease anytime after 9/30/11 with 365 days notice and payment currently of $23,433.
(20) The Company has a 25% economic interest in this property.
(21) Tenant can cancel lease anytime after 9/30/10 with a payment equal to the present value of all remaining lease payments, including operating expenses, discounted at 6%.
(22) Property is currently being developed.
(23) Tenant can cancel lease on 5/1/13 and 3/1/15 for a payment of $2,850 and $1,500, respectively.
(24) Tenant can cancel lease between 11/1/08 through 10/30/18 with 120 days notice and a stipulated payment which is in excess of debt balance.
(25) Tenant can cancel lease no earlier than 4/30/13 with 12 months notice and a payment equal to the net present value of remaining rent discounted at 12%.
(26) Tenant can cancel lease on 12/28/11 with 18 months notice and a payment equal to two years rent and two years of unamortized tenant allowance.


                                   The Lexington Corporate Properties Trust
                                        Supplemental Reporting Package
                                            Properties by Location
                                                    6/30/04

                                                                                          Historical 6-Months
                                                                                          Ended June 30, 2004
                                                                                          -------------------
No. of                                Number of     Percent             Square         Base Rent        Percent of
Locations        Location            Properties(3)   Leased              Feet(2)       ($000's)(1)       Base Rent
-----------------------------------------------------------------------------------------------------------------------
 1               Texas                       11        100%             2,728,917   $        9,808         12.2%
 2               Ohio                        10        100              3,429,888            7,711          9.6
 3               South Carolina               9        100              3,060,143            6,984          8.7
 4               Florida                      7        100              1,708,303            5,786          7.2
 5               California                   8        100              1,562,738            5,772          7.2
 6               Pennsylvania                 9        100              1,960,355            5,384          6.7
 7               Virginia                     8        100              1,192,666            4,388          5.4
 8               Utah                         1        100                295,000            4,387          5.4
 9               Michigan                    11        100              2,199,298            3,932          4.9
10               Arizona                      6         78                810,187            3,371          4.2
11               New Jersey                   4        100                792,145            3,229          4.0
12               Oregon                       5        100                539,562            2,493          3.1
13               Illinois                     4        100              1,137,465            2,318          2.9
14               Kansas                       1        100                320,198            1,921          2.4
15               Connecticut                  3        100                225,124            1,246          1.5
16               Massachusetts                2        100                183,698            1,151          1.4
17               Iowa                         3        100                668,648            1,087          1.3
18               Georgia                      3        100                201,447            1,027          1.3
19               Colorado                     2        100                295,075            1,007          1.2
20               Missouri                     1        100                166,641              917          1.1
21               Tennessee                    5         94              1,797,634              837          1.0
22               Maryland                     4        100                222,843              824          1.0
23               Washington                   2        100                103,305              752          0.9
24               Louisiana                    2        100                135,143              723          0.9
25               North Carolina               2        100                269,814              586          0.7
26               Indiana                      1        100                193,000              548          0.7
27               Hawaii                       1        100                 85,610              486          0.6
28               Alabama                      2        100                651,478              433          0.6
29               New Hampshire                1        100                500,500              346          0.4
30               Kentucky                     1          -                 81,744              322          0.4
31               Minnesota                    1        100                 18,620              267          0.3
32               Wisconsin                    1        100                 76,164              231          0.3
33               Oklahoma                     1        100                 43,123              179          0.2
34               Nevada                       1          -                      -              132          0.2
35               New York                     1          -                      -               73          0.1

                 ------------------------------------------------------------------------------------------------------
                 Total                      134       98.7%            27,656,476   $       80,658        100.0%
                 ------------------------------------------------------------------------------------------------------


(1)Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.
(2) Includes properties owned and under development as of June 30, 2004.
(3)Includes operating properties owned during the six months ended June 30, 2004.



                                             Lexington Corporate Properties Trust
                                                Supplemental Reporting Package
                                    Lease Rollover Schedule by Property Type - Cash Basis
                                                           6/30/04


                                   Office                           Industrial                            Retail
--------------------------------------------------------------------------------------------------------------------------------
                       Cash Rental         Net Rent        Cash Rental         Net Rent        Cash Rental         Net Rent
Year                    Revenue(1)           PSF            Revenue(1)           PSF            Revenue(1)           PSF
--------------------------------------------------------------------------------------------------------------------------------
2004                    $      337           $  12.31       $        -          $      -       $         -         $       -
2005                         6,225              15.94            1,095              2.96                 -                 -
2006                         4,256              10.73            6,199              5.21             1,960               6.57
2007                         4,512              15.63            9,714              5.26               820              25.82
2008                         4,896              13.57                -                -              2,209               8.47
2009                        14,947              16.37            2,207              3.49             2,418               6.89
2010                        12,021              17.26            2,436              3.61                 -                  -
2011                         6,129              20.78              536              4.67               826               6.99
2012                         5,277              14.39            7,838              3.67                 -                  -
2013                         7,806              12.20              412              6.34               226              13.50
2014                         1,581              11.37            3,522              3.65               847               5.88
2015                        18,491              11.49            4,072              9.17               469               6.15
2016                         4,509              21.42            1,967              4.19                 -                  -
2017                             -                -              1,286              3.89               645               8.39
2018                         3,842              12.00            2,519              3.77               860               9.33
2019                         3,616              14.81            4,814              3.13                 -                  -
2020                         2,500              17.44            5,003              8.10                 -                  -
2021                         4,234              26.88            1,234              3.37                 -                  -
2022                             -                -                  -                -                  -                  -
2023                             -                -                  -                -                  -                  -
2024                             -                -                568              2.73               821              17.57


(1) Includes proportionate share of joint venture investments.



                                                             Lexington Corporate Properties Trust
                                                                Supplemental Reporting Package
                                                             Lease Rollover Schedule - GAAP Basis
                                                                           6/30/04
                                                                           ($000's)



                                                                                                  Percentage of
                                                                 Total                               Total
                                 Number of                     Annualized                          Annualized
Year                          Leases Expiring                  Base Rent (1)                        Base Rent
--------------------------------------------------------------------------------------------------------------------
2004                                1                     $              337                          0.2%
2005                                6                                  7,341                          4.3
2006                               14                                 13,849                          8.1
2007                                5                                 13,813                          8.1
2008                                6                                  7,777                          4.6
2009                               15                                 19,392                         11.4
2010                               11                                 13,488                          7.9
2011                                6                                  8,067                          4.7
2012                               11                                 11,952                          7.0
2013                                9                                  8,139                          4.8
2014                                9                                  6,020                          3.5
2015                               13                                 24,297                         14.2
2016                                5                                  5,846                          3.4
2017                                3                                  1,829                          1.1
2018                                4                                  6,940                          4.1
2019                                4                                  8,086                          4.7
2020                                3                                  7,264                          4.3
2021                                3                                  3,808                          2.2
2022                                -                                      -                          -
2023                                -                                      -                          -
2024                                3                                  2,269                          1.4
                   -------------------------------------------------------------------------------------------------
Total                             131                     $         170,514                         100.0%
                   =================================================================================================


(1) Includes proportionate share of joint venture investments.



                                           Lexington Corporate Properties Trust
                                              Supplemental Reporting Package
                                               Mortgages and Notes Payable
                                                         6/30/04
                                                         ($000's)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Current
                                                                                                    Estimated
                                               Debt             Interest                              Annual              Balloon
Property - Fixed Rate                         Balance             Rate             Maturity        Debt Service           Payment
------------------------------------------------------------------------------------------------------------------------------------
Warren, OH                                 $    18,833             7.000             Oct-07         $    6,160          $       --
Bristol, PA                                      9,677             7.400             Feb-08                831               9,262
Boca Raton, FL(f)                               15,275             5.250             Mar-08                802              15,275
Decatur, GA                                      6,630             6.720             Jun-08                579               6,049
Phoenix, AZ                                     14,072             7.890             Jun-08              1,434              12,591
Palm Beach Gardens, FL                          11,252             7.010             Jun-08                970              10,418
Dubuque, IA                                      7,276             4.890             Aug-08                513               6,588
Canton, OH                                       3,289             7.150             Aug-08                313               2,936
Spartanburg, SC                                  2,732             7.150             Aug-08                260               2,438
Hebron, KY                                       5,303             7.000             Oct-08                451               4,935
Gainesville, GA(e)                                 844             7.500             Jan-09                218                  --
Florence, SC                                     9,318             7.500             Feb-09                869               8,443
Ocala, FL                                       12,830             7.250             Feb-09              1,332              10,700
Canton, OH                                       1,457             9.490             Feb-09                388                  --
Baton Rouge, LA                                  1,863             7.375             Mar-09                208               1,478
Bristol, PA                                      5,985             7.250             Apr-09                571               5,228
Livonia, MI                                     10,966             7.800             Apr-09                992              10,236
Henderson, NC                                    4,363             7.390             May-09                417               3,854
Westland, MI                                     2,747            10.500             Sep-09                683                  --
Salt Lake City, UT                              12,460             7.610             Oct-09              2,901                  --
Richmond, VA                                    16,404             8.100             Feb-10              1,511              15,257
Hampton, VA                                      4,453             8.260             Apr-10                415               4,144
Hampton, VA                                      7,261             8.270             Apr-10                677               6,758
Tampa, FL                                        8,299             6.930             Aug-10                674               7,603
Tampa, FL                                        6,003             6.880             Aug-10                485               5,495
Herndon, VA                                     18,726             8.180             Dec-10              1,723              17,301
San Diego, CA                                    4,205             7.500             Jan-11                411               3,420
Tucson, AZ                                       2,425             7.500             Jan-11                226               2,076
Columbia, SC                                     3,391             7.540             Jan-11                317               2,905
Valley Forge, PA                                12,961             7.120             Feb-11              1,166              10,927
Glendale, AZ                                    14,699             7.400             Apr-11              1,258              13,365
Auburn Hills, MI                                 7,131             7.010             Jun-11                637               5,918
Plymouth, MI                                     4,738             7.960             Jul-11                463               3,949
Newport, OR                                      6,951             5.030             Aug-11                470               5,980
Greenville, SC                                  13,774             4.415             Jan-12                841              11,806
New Kingston, PA                                 7,213             7.790             Jan-12                678               6,101
Mechanicsburg, PA                                5,325             7.780             Jan-12                500               4,503
New Kingston, PA                                 3,437             7.780             Jan-12                323               2,906
Lake Forest, CA                                 10,778             7.260             Feb-12                901               9,708
Groveport, OH (c)                                7,786             6.030             Oct-12                535               6,860
Dallas, TX                                      21,134             7.490             Dec-12              2,020              16,030
Fort Mill, SC                                   11,465             6.000             Jan-13                839               9,904
Waterloo, IA                                     6,679             5.610             Feb-13                672               3,505
Lancaster, CA (first)                           10,537             7.020             Sep-13                900               8,637
Lancaster, CA (second)                           8,848             5.920             Sep-13                642               7,518
Knoxville, TN                                    5,264             5.950             Sep-13                381               4,496
Moody, AL                                        7,649             4.978             Jan-14                493               6,350
Mechanicsburg, PA                               13,807             5.730             Mar-14              1,045              10,501
Redmond, OR                                     10,080             5.616             Apr-14                743               8,484
Jackson, TN                                     10,400             5.930             May-14                743               8,820
Eau Claire, WI                                   2,151             8.000             Jul-14                313                  --
Southfield, MI                                  11,585             4.550             Feb-15              1,058               4,451
Franklin, NC                                     1,903             8.500             Apr-15                263                  --
Mission, TX                                      6,552             5.780             Jun-15                462               5,371
Houston, TX                                     27,621             6.250             Sep-15              2,052               6,985
Houston, TX                                      7,826             6.250             Sep-15                662               2,222



                                           Lexington Corporate Properties Trust
                                              Supplemental Reporting Package
                                               Mortgages and Notes Payable
                                                         6/30/04
                                                         ($000's)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Current
                                                                                                    Estimated
                                               Debt             Interest                              Annual            Balloon
Property                                      Balance             Rate             Maturity        Debt Service         Payment
------------------------------------------------------------------------------------------------------------------------------------
Sugar Land, TX                                 18,139               6.250              Sep-15              1,618            6,286
Houston, TX                                    68,496               6.250              Sep-15              6,534           18,318
Southborough, MA                                2,074               7.500              Sep-15                275               --
Danville, IL                                    6,574               9.000              Jan-16                692            4,578
Temple, TX                                      9,158               6.090              Jan-16                668            7,446
Bremerton, WA                                   6,769               6.090              Apr-16                494            5,465
Dillon, SC                                     11,955               7.900              Dec-16              1,263            5,273
Westmont, IL                                   16,024               6.210              Mar-18              1,292            9,662
Overland Park, KS(g)                           37,620               5.830              May-19              2,224           31,819
Kansas City, MO(h)                             17,950               5.830              May-19              1,061           15,182
Wall Township, NJ                              29,969               6.250              Jan-21              2,013               --
                                              -------               -----                                 ------          -------
                                          $   711,361               6.647%                           $    66,479     $    464,716
                                              -------               -----                                 ------          -------

Property-Variable Rate
Milpitas, CA (a) (b)                      $    14,631               4.614%            July-05        $     2,703     $     12,569

Corporate
Credit Facility (d)                       $       --                  -- %             Aug-06        $       --      $        --
                                              -------            --------                                 ------          -------

Total                                     $    725,992              6.606%                           $    69,182     $    477,285
                                              ========           ========                             ==========      ===========


____________
(a)Floating rate debt, 30 day LIBOR plus 297 bps until 7/1/04 when spread increases to 350 bps; option to extend maturity to 7/1/06 with spread of 400 bps.
(b)All property cash flows, net of interest expense, are used for principal amortization.
(c)Interest  only  through   April  2004,   and  $563  in  annual  debt  service
   thereafter.
(d) Floating rate debt, 30/60/90 day LIBOR plus 150 to 250 bps.
(e)Mortgage is accrual only through 01/31/04. Commencing 02/01/04 annual debt service of $218 is due.
(f) Interest only through maturity.
(g)Interest only through 5/1/09. Commencing 6/1/09 annual debt service of $2,657 is due.
(h)Interest only through 5/1/09. Commencing 6/1/09 annual debt service of $1,268 is due.



                                                             Lexington Corporate Properties Trust
                                                                Supplemental Reporting Package
                                                                      Mortgages Payable
                                                                           6/30/04
                                                                           ($000's)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Current
                                                       LXP                                      Estimated
                                      Debt        Proportionate    Interest                      Annual               Balloon
Joint Venture Property              Balance           Share          Rate         Maturity     Debt Service           Payment
------------------------------------------------------------------------------------------------------------------------------------
Columbia, SC(1)                    $    24,260     $    9,704         7.850         Oct-09   $     2,196           $      22,586
Houston, TX(2)                          21,036          7,012         7.580         Oct-09         2,032                  18,229
Fishers, IN(2)                          14,939          4,980         8.190         Apr-10         1,499                  12,960
Herndon, VA(2)                          11,482          3,827         7.600         Sep-10         1,107                   9,769
Lake Mary, FL(2)                        13,148          4,383         7.880         Oct-10         1,181                  12,118
Lake Mary, FL(2)                        13,109          4,370         7.880         Oct-10         1,178                  12,082
Irving, TX(2)                           26,413          8,804         8.160         Oct-10         2,432                  24,454
Parsippany, NJ(2)                       40,762         13,587         7.350         Mar-11         3,472                  37,047
Novato, CA(3)                           22,667          6,800         5.750         Jul-11         1,600                  20,307
Winchester, VA(2)                       10,708          3,569         7.330         Aug-11           908                   9,675
Antioch, TN(3)                          14,900          4,470         7.940         Oct-11         1,580                  11,177
Milford, OH(2)                          16,901          5,634         8.170         Feb-12         1,724                  12,686
Temperance, MI(2)                       11,714          3,905         6.000         Sep-12           936                   9,400
Laurens, SC(2)                          17,474          5,825         6.000         Sep-12         1,396                  14,022
Farmington Hills, MI(2)                 21,174          7,058         5.420         Sep-12         1,500                  17,724
Baton Rouge, LA(3)                       6,947          2,084         4.900         Oct-12           443                   5,955
Plymouth, MI(3)                         12,659          3,798         6.220         Dec-12         1,026                  10,026
Colorado Springs, CO(2)                 11,803          3,934         6.250         Dec-12           887                  10,272
Centennial, CO(3)                       15,841          4,752         6.150         Feb-13         1,177                  13,555
Malvern, PA(3)                          13,316          3,995         5.530         Jan-14           916                  11,236
Arlington, TX(4)                        21,912          5,478         5.810         Feb-14         1,551                  18,605
New Lenox, IL(3)                        17,400          5,220         5.510         Feb-14           972                  17,400
Logan Township, NJ(3)                    7,690          2,307         4.760         Apr-14           371                   6,784
Herndon, VA(3)                          12,450          3,735         5.920         Apr-15           888                  10,371
West Chester, PA(3)                     11,379          3,414         6.750         Jul-19         1,204                     --
Durham, NH(2)                           19,182          6,394         6.730         Mar-21         1,312                     --
                                        ------          -----         -----                        -----             ------------
                                   $   431,266     $  139,039         6.802%                 $    35,488           $      348,440
                                       =======        =======         ======                      ======             ============


_____________________________
1 The Company has a 40% economic interest in this property.
2 The Company has a 33 1/3% economic interest in this property. 3 The Company has a 30% economic interest in this property.
4 The Company has a 25% economic interest in this property.



                                             Lexington Corporate Properties Trust
                                                Supplemental Reporting Package
                                                    Debt Maturity Schedule
                                                           6/30/04
                                                           ($000's)



                                                   Consolidated properties
------------------------------------------------------------------------------------------------------------------------------

                                      Scheduled                         Balloon                     Balloon Weighted
                                     Amortization                      Payments                   Average Interest Rate
                                     ------------                      --------                   ---------------------
2004 - remaining                    $       9,147                   $        -                              -
2005                                       20,990                       12,569(1)                         4.61%
2006                                       21,490                            -                              -
2007                                       26,514                            -                              -
2008                                       20,163                       70,492(2)                         6.62%
                                     ------------                       ------                            -----
                                    $      98,304                   $   83,061                            6.32%
                                     ============                       ======                            =====



                                     Joint venture properties - LXP proportionate share
------------------------------------------------------------------------------------------------------------------------------

                                      Scheduled                        Balloon                      Balloon Weighted
                                     Amortization                      Payments                   Average Interest Rate
                                     ------------                      --------                   ---------------------
2004 - remaining                    $         916                              -                              -
2005                                        2,009                              -                              -
2006                                        2,164                              -                              -
2007                                        2,357                              -                              -
2008                                        2,529                              -                              -
                                     ------------                       --------                       ---------
                                    $       9,975                              -                              -
                                     ============                       ========                       =========


_____________________________
(1) Milpitas, CA property.
(2)Comprised of the following properties: Bristol, PA ($9,262), Boca Raton, FL ($15,275), Decatur, GA ($6,049), Phoenix, AZ ($12,591), Palm Beach Gardens, FL ($10,418), Dubuque, IA ($6,588), Canton, OH ($2,936), Spartanburg, SC ($2,438) and Hebron, KY ($4,935).

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Revenue By Tenant Industry
                                     6/30/04



--------------------------------------------------------------------------------
                                                  Percentage of Historical
Tenant Industry                                     6 Month Base Rent (1)
--------------------------------------------------------------------------------
Energy                                                        12.2%
Finance/Insurance                                             11.6
Telecommunications                                             9.7
Transportation/Logistics                                       7.9
Retail-Department/ Discount Store                              7.7
Technology                                                     6.0
Construction Materials                                         6.0
Healthcare                                                     5.7
Retail-Specialty                                               5.4
Aerospace/Defense                                              4.5
Automotive                                                     4.0
Food                                                           3.7
Retail-Electronics                                             2.7
Printing/Production                                            2.6
Consumer Products                                              2.5
Media/Advertising                                              2.4
Health/Fitness                                                 1.8
Apparel                                                        1.5
Security                                                       1.4
Paper/Containers/Packaging                                     0.7
                                                             -----
                                                             100.0%
                                                             ======


(1)Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.



                                                       Lexington Corporate Properties Trust
                                                          Supplemental Reporting Package
                                                                Other Revenue Data
                                                                     6/30/04



                                                            Historical 6-Month Base Rent
Revenue by Property Type                                            ($000's)(A)                            Percentage
------------------------------------------------------------------------------------------------------------------------------------

Office                                                          $       49,121                                 60.9%
Industrial                                                              25,085                                 31.1
Retail                                                                   6,452                                  8.0
                                                                 -------------                                -----
                                                                $       80,658                                100.0%
                                                                 =============                                =====

Revenue by Credit Rating(C)
---------------------------
Investment Grade                                                $       37,192                                 46.1%
Non-Investment Grade                                                    16,458                                 20.4
Unrated                                                                 27,008                                 33.5
                                                                 -------------                                -----
                                                                $       80,658                                100.0%
                                                                 =============                                =====




                                                                                                                 Percentage of
                                                                                                                Base Rent for 6
                                                            Number of                                               Months
Top 15 Tenants/Guarantors                                 Properties(B)    Property Type                        Ended 6/30/04(A)
------------------------------------------------------------------------------------------------------------------------------------

Kmart Corporation                                               1             Industrial                             5.5%
Northwest Pipeline Corp.                                        1             Office                                 5.4
Baker Hughes, Inc.                                              4             Office (3)/Industrial (1)              4.4
Employers Reinsurance Corp.                                     2             Office                                 3.5
Exel Logistics, Inc.(NFC plc)                                   4             Industrial                             3.3
Honeywell, Inc.                                                 4             Office                                 3.0
Nextel Finance Company                                          4             Office                                 2.9
Michaels Stores, Inc.                                           2             Industrial                             2.4
Owens Corning                                                   4             Industrial                             2.3
VarTec Telecom, Inc.                                            1             Office                                 2.2
James Hardie Building Products, Inc.                            1             Industrial                             2.1
(James Hardie Industries N.V.)
Circuit City Stores, Inc.                                       3             Office(1)/Retail(2)                    2.0
Wells Fargo Home Mortgage, Inc.                                 1             Office                                 1.8
Bally Total Fitness Corp.                                       4             Retail                                 1.8
Aventis Pharmaceuticals, Inc.                                   1             Office                                 1.8
                                                               --                                                   ----
                                                               37                                                   44.4%
                                                               ==                                                   ====


(A) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through the date of sale.
(B) As of June 30, 2004.
(C) As of July 26, 2004.